COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
29.	commitments and contingencies

Acquisition of Fixed Assets

As of December 31, 2017, the Group had commitments of $28.9 million related to the acquisition of fixed assets, which is expected to be settled within the next 12 months.

Operating Lease Commitments

The Group has entered into leasing arrangements relating to office premises and other facilities that are classified as operating leases. Future minimum lease payments for non-cancelable operating leases as of December 31, 2017 are as follows:

In millions of $	As of December 31, 2017

Year 2018	2.8
Year 2019	1.2
Year 2020	0.4

Total	4.4

The terms of the leases do not contain rent escalation or contingent rent.

Litigation

As of December 31, 2017, the Group is involved in various commercial litigations in the People’s Republic of China, Germany and Turkey. For certain proceedings, the Group is currently unable to estimate the reasonably possible loss or a range of reasonably possible losses. The Group is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, or the progress of settlement negotiations. On an annual basis, the Group reviews relevant information with respect to litigation contingencies, and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

For certain proceedings that the Group is involved as the plaintiff and expects favorable outcome, an estimated gain from a gain contingency is not reflected in the consolidated balance sheets or statements of comprehensive income until the realization of the gain contingency.